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                                                                    Exhibit 10.8

                       FOURTH AMENDMENT TO LOAN AGREEMENT



            THIS FOURTH AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into as of this 29th day of January, 1994 by and between ORCHARD SUPPLY HARDWARE CORPORATION, a Delaware corporation ("Borrower"), and METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation ("Lender").

                                 R E C I T A L S
                                 - - - - - - - -

            A. Borrower and Lender entered into that certain Loan Agreement ("Agreement") dated as of March 19, 1990, as amended by the certain First Amendment to Loan Agreement dated as of September 8, 1990, the certain Second Amendment to Loan Agreement dated as of December 1, 1993 and the certain Third Amendment to Loan Agreement dated as of January 27, 1994 (collectively, the "Agreement").

            B. Borrower and Lender now desire to further amend the Agreement in certain respects as more specifically provided herein.


                                    AGREEMENT

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

            1. RECITALS. The foregoing recitals are true and correct and by this reference are incorporated herein.

            2. DEFINITIONS. All words and phrases having their initial letters capitalized in this Amendment, and not specifically defined in this Amendment, shall have the meanings set forth in the Agreement.

            3. AMENDMENT. Section 3.07 of the Agreement is hereby amended by deleting the phrase "commencing with the fiscal quarter ending on January 30, 1994" contained therein and replacing the same with the phrase "commencing with the fiscal quarter ending on May 1, 1994".

            4. EFFECTIVENESS. The amendment to the Agreement specified herein shall be deemed to be effective as of the date first above written.

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            5.    COUNTERPARTS.  This Amendment may be executed in one or
more counterparts, each of which shall be deemed an original, and which together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.


                                        ORCHARD SUPPLY HARDWARE CORPORATION,
                                        a Delaware corporation


                                        By:/s/Maynard Jenkins
                                           -------------------------------------
                                           Maynard Jenkins, President


                                        By:/s/Stephen M. Hilberg
                                           -------------------------------------
                                           Stephen M. Hilberg,
                                           Chief Financial Officer
                                                                      "Borrower"



                                        METROPOLITAN LIFE INSURANCE COMPANY,
                                        a New York corporation


                                        By:/s/William F. Covington
                                           -------------------------------------
                                           Its: Assistant Vice President
                                                                        "Lender"



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            ORCHARD SUPPLY HARDWARE STORES CORPORATION (formerly, ORCHARD
HOLDING CORPORATION), a Delaware corporation, hereby acknowledges and approves of all of the foregoing terms and confirms its obligations and agreements pursuant to the terms of SECTIONS 3.02, 3.05, 3.13 AND 5.02 of the Loan Agreement, as modified by this Amendment.


                                        ORCHARD SUPPLY HARDWARE STORES
                                        CORPORATION, a Delaware corporation


                                        By:/s/Stephen M. Hilberg
                                           -------------------------------------
                                           Its: Vice President


                                        By:/s/Maynard Jenkins
                                           -------------------------------------
                                           Its: President
                                                                           "OHC"



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